Supplement to the
Fidelity® Multi-Manager Target Date Funds
Class L and Class N
May 30, 2017
Prospectus

On September 13, 2017, the Board of Trustees approved a plan of liquidation for the Fidelity® Multi-Manager Target Date Funds. The funds are expected to liquidate on or about December 8, 2017. Effective after the close of business on December 1, 2017, new positions in the funds may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the funds’ liquidation.

FMR Co., Inc. may modify the selection of underlying Fidelity® Funds for any Fidelity® Multi-Manager Target Date Fund from time to time. Fidelity® Series Canada Fund, Fidelity® Series International Credit Fund, and Fidelity® Series Long-Term Treasury Bond Index Fund have been added to the selection of underlying Fidelity® funds.

OLF-L-OLF-N-17-02 1.9586099.106	September 19, 2017

Supplement to the
Fidelity® Multi-Manager Target Date Funds
May 30, 2017
Prospectus

On September 13, 2017, the Board of Trustees approved a plan of liquidation for the Fidelity® Multi-Manager Target Date Funds. The funds are expected to liquidate on or about December 8, 2017. Effective after the close of business on December 1, 2017, new positions in the funds may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the funds’ liquidation.

FMR Co., Inc. may modify the selection of underlying Fidelity® Funds for any Fidelity® Multi-Manager Target Date Fund from time to time. Fidelity® Series Canada Fund, Fidelity® Series International Credit Fund, and Fidelity® Series Long-Term Treasury Bond Index Fund have been added to the selection of underlying Fidelity® funds.

OLF-17-02 1.9584471.109	September 19, 2017